Exhibit 99.1

AbbVie to Acquire Apogee Therapeutics, Deepening Immunology Portfolio
•	Proposed acquisition adds a diverse pipeline of assets focused on elevating the standard of care for patients with dermatologic, respiratory and other related inflammatory and immunological diseases
•	Apogee’s lead asset, zumilokibart (APG777), is a late-stage, half-life extended monoclonal antibody targeting IL-13, in development for patients with atopic dermatitis
•
Apogee’s pipeline also includes combinations of its novel antibodies; APG273, a potential best-in-category long-acting combination targeting IL-13 and thymic stromal lymphopoietin (TSLP), is being developed in asthma

•	Apogee shareholders to receive $135.11 per share in cash, for a total equity value of approximately $10.9 billion
•	AbbVie to hold investor conference call today, June 22, at 8:00 a.m. CT

NORTH CHICAGO, Ill. and SAN FRANCISCO and BOSTON, June 22, 2026 /PRNewswire/ – AbbVie (NYSE: ABBV) and Apogee Therapeutics (NASDAQ: APGE) (“Apogee”) today announced they have entered into a definitive agreement under which AbbVie will acquire Apogee and its diverse pipeline of multiple clinical-stage candidates in development across inflammatory and immunological diseases, including atopic dermatitis (AD) and asthma. The acquisition complements AbbVie’s existing immunology portfolio and accelerates AbbVie’s clinical presence in the respiratory space.

Under the terms of the transaction, AbbVie will acquire all outstanding shares of Apogee for $135.11 per share in cash. The transaction values Apogee at a total equity value of approximately $10.9 billion. The boards of directors of both companies have unanimously approved the transaction. This transaction is expected to close in the third quarter of 2026, subject to customary closing conditions, including Apogee shareholder approval and receipt of regulatory approvals.

“For more than two decades, AbbVie has led and shaped the field of immunology bringing the science, scale and expertise needed to address some of the most complex diseases,” said Robert A. Michael, chairman and chief executive officer, AbbVie. “The acquisition of Apogee further builds on our existing leadership, strengthening our ability to deliver innovative medicines to patients who need better options while also creating significant long-term value for shareholders. Apogee’s pipeline adds highly differentiated clinical-stage assets, further expanding our robust immunology portfolio in areas of significant patient need, including atopic dermatitis and asthma. With our deep scientific expertise and proven capabilities, we are uniquely positioned to rapidly advance these programs and continue to transform the standard of care in inflammatory diseases.”

This acquisition holds potential for substantial shareholder value creation with mega-blockbuster peak sales potential across Apogee’s pipeline of assets, including its lead asset, zumilokibart (APG777), a subcutaneous half-life extended monoclonal antibody targeting IL-13, being developed in AD and APG273, a combination of zumilokibart and APG333, an anti-TSLP half-life extended monoclonal antibody, being developed in asthma.

“This transaction reflects the strength of Apogee’s vision, our team’s dedication and the significant progress we’ve made advancing zumilokibart and our differentiated pipeline,” said Michael Henderson, M.D., chief executive officer, Apogee. “Since our founding, we’ve focused on developing transformative therapies for patients with inflammatory diseases while creating value for shareholders. This transaction delivers substantial shareholder value and positions our programs to reach their full potential. We are deeply grateful to the patients, physicians and investigators who helped make this milestone possible. We believe AbbVie can advance zumilokibart and our portfolio while expanding their impact for patients worldwide.”

Zumilokibart targets IL-13, a critical cytokine in type 2 inflammation, and a central driver of inflammatory diseases like AD and asthma. Specifically in AD, a large majority of patients do not achieve simultaneous itch and skin improvement which represents an opportunity for the development of novel treatments that not only provide better skin clearance and itch resolution but also improve convenience with less frequent dosing. In its Phase 2 clinical trial, zumilokibart attained clinically significant results, with approximately two-thirds of patients on treatment achieving significant skin clearance at 16 weeks, along with notable improvements in itch reduction and overall disease control. These findings support its potential best-in-category profile, including strong efficacy and significantly improved dosing, in patients with AD. Longer-term data from the same trial also supports highly convenient maintenance regimens of either quarterly or twice a year dosing. The safety profile of zumilokibart is favorable and consistent with other medicines in its class, and the molecule has the potential to be evaluated in several additional inflammatory indications.

Beyond zumilokibart, Apogee has built a broader pipeline of novel antibodies targeting multiple validated inflammatory pathways. APG273 combines zumilokibart with APG333, an antibody that blocks TSLP, a signaling protein that acts as an early trigger of inflammation in the lungs. Phase 1 data showed that APG333 has a long half-life and was able to suppress relevant type 2 inflammatory markers for up to six months after dosing. The Phase 1 data with APG333 and positive interim results from a phase 1b study of zumilokibart in asthma, supports the potential of the APG273 combination with quarterly or twice-yearly injections in asthma.

Transaction Terms
Under the terms of the definitive agreement, AbbVie will acquire all outstanding Apogee common stock for $135.11 per share in cash. The proposed transaction is subject to customary closing conditions, including receipt of regulatory approvals and approval by Apogee shareholders. Fairmount Funds Management LLC and Venrock Associates have entered into voting agreements in support of the transaction.

The proposed transaction is expected to be accretive to AbbVie’s adjusted diluted earnings per share (EPS) beginning in 2032.

AbbVie Conference Call Details
AbbVie will host an investor conference call today, June 22, at 8:00 a.m. CT to discuss this transaction. The call will be webcast through AbbVie’s Investor Relations website at investors.abbvie.com. An archived edition of the call will be available after 9:00 a.m. CT. Presentation materials for the investor conference call are available here.

Advisors
AbbVie’s financial advisor is Morgan Stanley & Co. LLC and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal advisor.

Apogee’s financial advisors are Jefferies LLC and Goldman Sachs & Co. LLC, and Kirkland & Ellis LLP is serving as legal advisor.

About AbbVie in Immunology
AbbVie is relentless in our pursuit to redefine the standard of care for patients living with immune-mediated conditions, with the goal of helping them live a life free from the limitations of their disease. For more than 20 years, AbbVie has led and helped shape the field of immunology through groundbreaking science and trusted medicines. Building on deep expertise across gastroenterology, rheumatology and dermatology, and other areas of high unmet need, we continue to invest in a broad and differentiated pipeline – spanning innovative modalities, novel mechanisms of actions and next-generation approaches designed to conquer the complex biology underlying immune-mediated disease.

Today, more than 1 million patients worldwide are treated with AbbVie’s immunology medicines, approved in more than 175 countries across 19 immune-mediated diseases that impact adult and pediatric populations. As we work to strengthen our legacy and drive the next wave of innovation, we remain focused on delivering meaningful progress for patients and expanding access to our medicines. For more information, please visit www.abbvie.com/immunology.

About AbbVie

AbbVie’s mission is to discover and deliver innovative medicines and solutions that solve serious health issues today and address the medical challenges of tomorrow. We strive to have a remarkable impact on people’s lives across several key therapeutic areas including immunology, neuroscience and oncology – and products and services in our Allergan Aesthetics portfolio. For more information about AbbVie, please visit us at www.abbvie.com. Follow @abbvie on LinkedIn, Facebook, Instagram, X and YouTube.

About Apogee Therapeutics

Apogee Therapeutics is a clinical-stage biotechnology company advancing novel biologics with potential for differentiated efficacy and dosing in the largest I&I markets, including for the treatment of AD, asthma, EoE, Chronic Obstructive Pulmonary Disease (COPD) and other I&I indications. Apogee’s antibody programs are designed to overcome limitations of existing therapies by targeting well-established mechanisms of action and incorporating advanced antibody engineering to optimize half-life and other properties. Zumilokibart, the company’s most advanced program, is being initially developed for the treatment of AD, which is the largest and one of the least penetrated I&I markets, as well as asthma and EoE. With four validated targets in its portfolio, Apogee is seeking to achieve best-in-class efficacy and dosing through monotherapies and combinations of its novel antibodies. Based on a broad pipeline and depth of expertise, the company believes it can deliver value and meaningful benefit to patients underserved by today’s standard of care. For more information, please visit https://apogeetherapeutics.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements other than statements of historical fact, including statements regarding market and industry prospects and future results of operations or financial position made in this communication are forward-looking. In many cases, you can identify forward-looking statements by terminology, such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of such terms and other comparable terminology. Statements in this communication that are forward-looking may include, but are not limited to, statements regarding the benefits of the proposed acquisition of Apogee Therapeutics, Inc. (“Apogee”) by AbbVie Inc. (“AbbVie”) and the associated integration plans, anticipated future operating performance and results of Apogee, the expected accretion to AbbVie’s adjusted diluted earnings per share beginning in 2032, the expected timing of the closing of the proposed acquisition and other transactions contemplated by the merger agreement governing the proposed acquisition (the “Merger Agreement”), and the potential of zumilokibart (APG777) and other Apogee’s pipeline assets.

There may also be other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are difficult to predict and are generally outside Apogee’s control, that could cause actual performance or results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. Such risks and uncertainties include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the right of Apogee or AbbVie or both of them to terminate the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the failure to obtain applicable regulatory or Apogee stockholder approval in a timely manner or otherwise; the risk that the proposed acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; the possibility of competing acquisition proposals for Apogee; the risk that there may be unexpected costs, charges or expenses resulting from the proposed acquisition; risks related to the ability of Apogee and AbbVie to successfully integrate the businesses and the possibility that such integration may be more difficult, time consuming or costly than expected; risks that the proposed transaction disrupts Apogee’s or AbbVie’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact Apogee’s ability to pursue certain business opportunities or strategic transactions; risks related to disruption of each company’s management’s time and attention from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Apogee’s and/or AbbVie’s common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Apogee and AbbVie to retain and hire key personnel, to retain customers and to maintain relationships with each of their respective business partners, suppliers and customers and on their respective operating results and businesses generally; the risk of litigation that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers and/or regulatory actions related to the proposed acquisition, including the effects of any outcomes related thereto; the risk that zumilokibart (APG777) or APG273 and other Apogee’s pipeline assets may not demonstrate the anticipated success, safety, or efficacy in ongoing or future clinical trials; the risk that positive Phase 2 and Phase 1b interim results for zumilokibart (APG777) may not be predictive of results in later-stage or larger clinical trials; challenges to intellectual property; adverse litigation or government action; competition from other products; difficulties inherent in the research and development process; risks related to unpredictable and severe or catastrophic events, including but not limited to acts of terrorism, war or hostilities, cyber attacks, or the impact of any pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on Apogee’s or AbbVie’s business, financial condition and results of operations, as well as the response thereto by each company’s management; and other business effects, including the effects of industry, market, economic, political or regulatory conditions.

Also, AbbVie’s and Apogee’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in AbbVie’s and Apogee’s filings with the Securities and Exchange Commission (the “SEC”), including those set forth in the Risk Factors section and under any “Forward-Looking Statements” or similar heading in AbbVie’s and Apogee’s most recently filed Annual Report on Form 10-K filed on February 20, 2026 and March 2, 2026, respectively, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

AbbVie and Apogee have based these forward-looking statements on their current expectations and projections about future events. Although the parties believe that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate. As a result, the forward-looking statements based upon those assumptions also could be incorrect. Except to the extent required by law, AbbVie and Apogee undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Apogee and AbbVie. A meeting of the stockholders of Apogee will be announced as promptly as practicable to seek Apogee stockholder approval in connection with the proposed transaction. Apogee intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Apogee’s stockholders. This communication is not a substitute for the proxy statement or any other document that may be filed by Apogee with the SEC.

BEFORE MAKING ANY DECISION, APOGEE STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Apogee’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Apogee’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Apogee with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of Apogee’s website at https://investors.apogeetherapeutics.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Apogee, AbbVie and their respective directors and executive officers and certain of their employees may be deemed to be participants in the solicitation of proxies from Apogee’s stockholders in connection with the proposed transaction. Information regarding Apogee’s directors and executive officers is set forth under the captions “Proposal 1: Election of Directors,” “Corporate Governance,” “Executive Officers,” “Executive Compensation” and “Certain Information About Our Common Stock” in the definitive proxy statement for Apogee’s 2026 Annual Meeting of Stockholders, filed with the SEC on April 24, 2026, and in Apogee’s Current Reports on Form 8-K, filed with the SEC on April 24, 2026 and June 12, 2026. Information regarding AbbVie’s directors and executive officers is set forth under the captions “Information Concerning Director Nominees,” “The Board of Directors and its Committees,” “Director Compensation,” “Securities Ownership” and “Executive Compensation” in the definitive proxy statement for AbbVie’s 2026 Annual Meeting of Stockholders, filed with the SEC on March 23, 2026, and in AbbVie’s Current Report on Form 8-K, filed with the SEC on May 12, 2026. To the extent holdings of Apogee’s securities and AbbVie’s securities by their respective directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of Apogee’s website at https://investors.apogeetherapeutics.com and the Investors section of AbbVie’s website at https://investors.abbvie.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that Apogee expects to file in connection with the proposed transaction and other relevant materials Apogee may file with the SEC.

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AbbVie Contacts

Media: Marianne Ostrogorski marianne.ostrogorski@abbvie.com	Investors: Liz Shea liz.shea@abbvie.com

Apogee Contacts

Media: Andi Rose / Aura Reinhard	Investors: Noel Kurdi
Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449	VP, Investor Relations noel.kurdi@apogeetherapeutics.com

Dan Budwick
1AB Media
dan@1abmedia.com